Rule 10f-3 Transactions



Fund Name:               	WF STRATEGIC INCOME
Security Description:    	BROADCOM CORP
Trade Date:              	10/10/17
Affiliated Principal
 Underwriter:            	Wells Fargo
Executing Broker:        	CHASE SECURITIES
Purchase Price:          	$99.972
Shares/Par:              	250,000
Underwriting Concession: 	0.625%

Fund Name:               	WF STRATEGIC INCOME
Security Description:    	DELL EQUIPMENT FINANCE TRUST
Trade Date:              	10/17/17
Affiliated Principal
 Underwriter:            	Wells Fargo
Executing Broker:        	BARCLAYS BANK
Purchase Price:          	$99.990
Shares/Par:              	400,000
Underwriting Concession: 	1.400%

Fund Name:               	WF Strategic Income
Security Description:    	CITRIX SYSTEMS INC
Trade Date:              	11/13/17
Affiliated Principal
 Underwriter:            	Wells Fargo
Executing Broker:        	GOLDMAN SACHS
Purchase Price:          	$99.782
Shares/Par:              	250,000
Underwriting Concession: 	0.650%

Fund Name:               	WF Strategic Income
Security Description:    	OI EUROPEAN GROUP BV
Trade Date:              	12/05/17
Affiliated Principal
 Underwriter:            	Wells Fargo
Executing Broker:        	GOLDMAN SACHS
Purchase Price:          	$100.000
Shares/Par:              	25,000
Underwriting Concession: 	1.250%

Fund Name:               	DIVERSIFIED INCOME BUILDER
Security Description:    	HOLOGIC INC
Trade Date:              	10/04/17
Affiliated Principal
 Underwriter:            	Wells Fargo
Executing Broker:        	GOLDMAN SACHS
Purchase Price:          	$100.000
Shares/Par:              	500,000
Underwriting Concession: 	1.350%

Fund Name:               	WF Discovery Fund
Security Description:    	Flexion Therapeutics Inc.
Trade Date:              	10/12/17
Affiliated Principal
 Underwriter:            	Wells Fargo
Executing Broker:        	Bank of Montreal
Purchase Price:          	$25.500
Shares/Par:              	69,603
Underwriting Concession: 	5.750%

Fund Name:               	WF Discovery Fund
Security Description:    	Switch Inc.
Trade Date:              	10/06/17
Affiliated Principal
 Underwriter:            	Wells Fargo
Executing Broker:        	Goldman Sachs
Purchase Price:          	$17.000
Shares/Par:              	95,481
Underwriting Concession: 	5.500%

Fund Name:               	WF Discovery Fund
Security Description:    	Evoqua Water Technologies Corp
Trade Date:              	11/02/17
Affiliated Principal
 Underwriter:            	Wells Fargo
Executing Broker:        	Credit Suisse
Purchase Price:          	$18.000
Shares/Par:              	560,911
Underwriting Concession: 	6.000%

Fund Name:               	WF Enterprise Fund
Security Description:    	Switch Inc.
Trade Date:              	10/06/17
Affiliated Principal
 Underwriter:            	Wells Fargo
Executing Broker:        	Goldman Sachs
Purchase Price:          	$17.000
Shares/Par:              	26,574
Underwriting Concession: 	5.500%

Fund Name:               	WF Enterprise Fund
Security Description:    	Evoqua Water Technologies Corp
Trade Date:              	11/02/17
Affiliated Principal
 Underwriter:            	Wells Fargo
Executing Broker:        	Credit Suisse
Purchase Price:          	$18.000
Shares/Par:              	156,834
Underwriting Concession: 	6.000%